UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                                    Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 24, 2007


                               KEYSPAN CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)


                                    New York

                 (State or Other Jurisdiction of Incorporation)


         1-14161                                           11-3431358
(Commission File Number)                      (IRS Employer Identification No.)


  175 East Old Country Road, Hicksville, New York                  11801
     One MetroTech Center, Brooklyn, New York                      11201
       (Address of Principal Executive Offices)                 (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13.e-4(c))

Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecasted or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: volatility of energy prices used to generate electricity; fluctuations in weather and in gas and electric prices; general economic conditions, especially in the Northeast United States; our ability to successfully manage our cost structure and operate efficiently; our ability to successfully contract for natural gas supplies required to meet the needs of our customers; implementation of new accounting standards or changes in accounting standards or General Accepted Accounting Principles which may require adjustments to financial statements; inflationary trends and interest rates; the ability of KeySpan to identify and make complementary acquisitions, as well as the successful integration of such acquisitions; available sources and cost of fuel; creditworthiness of counterparties to derivative instruments and commodity contracts; the resolution of certain disputes with the Long Island Power Authority ("LIPA") concerning each party's rights and obligations under various agreements; retention of key personnel; federal and state regulatory initiatives that threaten cost and investment recovery and place limits on the type and manner in which we invest in new businesses and conduct operations; the impact of federal, state and local utility regulatory policies, legislation and orders on our regulated and unregulated businesses; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; competition facing our unregulated Energy Services businesses; the degree to which we develop unregulated business ventures, as well as federal and state regulatory policies affecting our ability to retain and operate such business ventures profitably; a change in the fair market value of our investments that could cause a significant change in the carrying value of such investments or the carrying value of related goodwill; timely receipts of payments from our two largest customers, LIPA and the New York Independent System Operator; changes in the unforced capacity financial swap pricing structure; receipt of approval of certain agreements entered into with LIPA; other risks detailed from time to time in other reports and other documents filed by KeySpan with the Securities and Exchange Commission.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger (as defined in item 5.01 below), we notified the New York Stock Exchange ("NYSE") on August 24, 2007, that each outstanding share of KeySpan Corporation ("KeySpan" and/or the "Company") common stock, par value $0.01 per share, was cancelled and converted into the right to receive $42.00, with the result that the public would cease to hold any equity interest in KeySpan. We expect the NYSE to notify the Securities and Exchange Commission ("SEC") through the filing of an application on Form 25 of its intention to delist our common stock in the immediate future, which delisting is expected to become effective 10 days following such notification.

Item 5.01.          Changes in Control of Registrant.

On August 24, 2007, KeySpan completed its merger (the "Merger") with National Grid plc, a public limited company incorporated under the laws of England and Wales ("Parent") and National Grid US8 Inc., a New York Corporation ("Merger Sub"), as contemplated by the Agreement and Plan of Merger, dated as of February 25, 2006 (the "Merger Agreement"), a copy of which was filed with the SEC on March 1, 2006, as Exhibit 2.1 to a Current Report on Form 8-K and is incorporated herein by reference. The voting securities of KeySpan were previously publicly held but are now held 100% indirectly by Parent. The aggregate consideration paid by Parent is approximately $7.4 billion. The funds used by Parent to purchase the common stock of the Company were funds obtained through borrowings by Parent in the United Kingdom. Pursuant to the Merger Agreement, each outstanding share of common stock of KeySpan has been converted into the right to receive $42.00 per share in cash, without interest. As a result of the Merger, KeySpan ceased to be publicly traded and accordingly will no longer be listed on the New York Stock Exchange ("NYSE"). All descriptions of the Merger Agreement are qualified in their entirety by reference to the complete text of the Merger Agreement.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As contemplated in the Merger Agreement, effective as of the closing of the Merger on August 24, 2007, each of Mses. Andrea S. Christensen, Gloria C. Larson and Vikki L. Pryor and Messrs. Alan H. Fishman, James R. Jones, James L. Larocca, Edward D. Miller, Stephen W. McKessy and Robert J. Fani resigned from the Board of Directors of KeySpan (the "Board") and from any committees of the Board.

Robert B. Catell remained as Chairman and a director of KeySpan Corporation.

As provided in the Merger Agreement, the officers of KeySpan shall be the officers of Merger Sub immediately prior to the effective time of the Merger, together with any additional officers as may be agreed upon prior thereto by Parent and KeySpan or as may be appointed thereafter. Accordingly, effective as of the closing of the Merger on August 24, 2007, Robert J. Fani (president and chief operating officer), Wallace P. Parker (president), Gerald Luterman (principal financial officer) and Theresa A. Balog (principal accounting officer) no longer serve in the capacities listed.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon filing the certificate of merger, KeySpan's existing certificate of incorporation was amended as follows:

Article IV shall be amended to reduce the number of authorized shares from 450,000,000 shares of Common Stock, each share having a par value of $0.01, to 100,000,000 shares of Common Stock, each share having a par value of $0.01, and to cancel all Preferred Stock, which includes 16,000,000 shares of Preferred Stock, each share having a par value of $25; 1,000,000 shares of Preferred Stock, each share having a par value of $100; and 83,000,000 shares of Preferred Stock, each share having a par value of $0.01. Article IV shall also be amended to delete all provisions relating to capital stock and all provisions relating to Preferred Stock. The full text of the amended Article IV will read as follows:

          Article IV. The aggregate number of shares which the Corporation shall have authority to issue is 100,000,000 shares of Common Stock, each share having a par value of $0.01. The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           KEYSPAN CORPORATION

Dated: August 24, 2007                 By: /s/John J. Bishar Jr.
                                           ---------------------
                                           Name:  John J. Bishar Jr.
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary